                                                                EXHIBIT 10.58



                           THIRD AMENDMENT TO AMENDED
                         AND RESTATED CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Third Amendment") is made and entered into as of the 27th day of March, 1996, by and among IMAGE INDUSTRIES, INC., a Delaware corporation (the "Borrower"), THE FIRST NATIONAL BANK OF BOSTON ("FNBB"). FIRST UNION NATIONAL BANK OF GEORGIA, WACHOVIA BANK OF GEORGIA, N.A. and the other banks which may become parties to the Credit Agreement defined below (collectively, the "Banks") and FNBB, as agent (the "Agent") for the Banks.

         WHEREAS, the Borrower, the Banks and the Agent are parties to an Amended and Restated Credit Agreement dated as of June 20, 1995, as amended by a First Amendment to Credit Agreement dated as of June 20, 1995 and a Second Amendment to Amended and Restated Credit Agreement dated as of November 3, 1995 (as so amended, the "Credit Agreement"), pursuant to which the Banks have extended credit to the Borrower on the terms set forth therein;

         WHEREAS, the Borrower has requested that the Banks amend the Credit Agreement, and the Banks are willing to amend the Credit Agreement on the terms set forth herein; and

         WHEREAS, the parties desire to amend the Credit Agreement on the terms set forth herein;

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

         2. AMENDMENT TO THE CREDIT AGREEMENT. As of the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

         (a) Section 9.1 of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting the following new table in place thereof:

        "Quarter Ended                                        Ratio
        --------------                                        -----
             09/30/95                                     1.75 to 1.00
             12/30/95                                     1.65 to 1.00
             03/30/96                                     1.00 to 1.00
  06/29/96 and thereafter                                 3.00 to 1.00"

          (b) Section 9.2 of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting the following new table in place thereof:

      "Quarter Ended                                        Ratio
       -------------                                        -----
           09/30/95                                     3.75 to 1.00
           12/30/95                                     4.00 to 1.00
           03/30/96                                     4.25 to 1.00
           06/29/96                                     3.80 to 1.00
           09/28/96                                     3.30 to 1.00
           12/28/96                                     3.10 to 1.00
           03/29/97                                     2.75 to 1.00
           06/28/97                                     2.50 to 1.00
           09/27/97                                     2.50 to 1.00
           12/27/97                                     2.50 to 1.00
           03/28/98                                     2.25 to 1.00
06/27/98 and thereafter                                 2.00 to 1.00"

          (c) Section 9.6 of the Credit Agreement is hereby amended by deleting the words "the ratio of 1.70 to 1.00" set forth in the fifth and sixth lines thereof after the words "less than" and substituting in place thereof the words "(a) the ratio of 0.5 to 1.00 for the fiscal year ending June 29, 1996 and (b) the ratio of 1.70 to 1.00 for each fiscal year thereafter".

          3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants as follows:

                    (a) The execution, delivery and performance by the Borrower of this Third Amendment and the Credit Agreement as modified hereby and the transactions contemplated hereby and thereby (a) are within the corporate authority of the Borrower, (b) have been duly authorized by all necessary corporate proceedings, (c) do not conflict with or result in any necessary corporate proceedings, (c) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower is subject or any judgement, order, writ, injunction, license or permit applicable to the Borrower and (d) do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, the Borrower.

                    (b) This Third Amendment and the Credit Agreement as modified hereby and all of the terms and provisions hereof and thereof are the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

                    (c) The execution, delivery and performance by the Borrower of the Third Amendment and the Credit Agreement as modified hereby and this transactions contemplated hereby and thereby do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party other than those already obtained.

                    (d)  The representations and warranties contained in
          Section 6 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date).

                    (e) No Default or Event of Default under the Credit Agreement has occurred and is continuing.

          4. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the Security Documents, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Third Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Third Amendment.

          5. GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE

EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

          6. COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all which counterparts taken together shall be deemed to constitute one and the same instrument.

          7. EFFECTIVENESS. This Third Amendment shall become effective upon the satisfaction of each of the following conditions (the "Effective Date"):

                    (a) This Third Amendment shall have been executed and delivered by the respective parties hereto;

                    (b) All corporate action necessary for the valid execution, delivery and performance by the Borrower of this Third Amendment shall have been taken, and evidence thereof satisfactory to the Banks shall have been provided to the Banks; and

                    (c) The Agent shall have received a certificate of the Secretary or Assistant Secretary of the Borrower stating that no amendments to the charter documents of the Borrower have been adopted since June 20, 1995 (other than as set forth in such certificate) and setting forth the names, titles and signatures of the officers of the Borrower signing this Third Amendment.

          IN WITNESS WHEREOF, each of the undersigned have duly executed this Third Amendment under seal as of the date first set forth above.

                                             IMAGE INDUSTRIES, INC.


                                             By: /s/ Hugh D. Bennett
                                                ------------------------------
                                             Title: Vice President - Finance
                                                    --------------------------


                                             THE FIRST NATIONAL BANK OF
                                             BOSTON, individually and as Agent


                                             By: /s/ William C. Purinton
                                                 ------------------------------
                                             Title: Vice President
                                                    ---------------------------


                                             FIRST UNION NATIONAL BANK
                                             OF GEORGIA


                                             By: /s/ James DeVane
                                                 ------------------------------
                                             Title: Senior Vice President
                                                    ---------------------------


                                             WACHOVIA BANK OF GEORGIA,
                                             N.A.


                                             By:/s/ Susan E. Cates
                                                -------------------------------
                                             Title: Assistant Vice President
                                                    ---------------------------

                       ASSISTANT SECRETARY'S CERTIFICATE

          The undersigned, Sue Pettit, certifies that she is the duly elected and acting Assistant Secretary of Image Industries, Inc., a Delaware corporation (the "Company"), and that she is authorized to execute this Certificate on its behalf.

          Capitalized terms used in this Certificate shall have the same meaning as set forth in the Amended and Restated Credit Agreement by and among the Company. The First National Bank of Boston, First Union National Bank of Georgia, and Wachovia Bank of Georgia. N.A. dated as of June 20, 1995, as amended as of June 20, 1995 and November 3, 1995 (the "Amended and Restated Credit Agreement").

          The undersigned further certifies that:

          1. The Company's Certificate of Incorporation and Bylaws as in effect as of June 20, 1995 have not been amended since said date.

          2. Attached hereto as Exhibit "A" is a true and correct copy of the Resolutions of the Board of Directors of the Company approving the Third Amendment to the Amended and Restated Credit Agreement, authorizing the performance of the Company thereunder, and such resolutions have been amended, modified or rescinded and remain in full force and effect on the date hereof.

          3. The individuals listed below are duly elected and acting in the office of the Company set forth opposite his designated office, and the signature of each such officer is his true and genuine signature.

     Name                            Office Held                              Signature
     ----                            -----------                              ---------
    H. Stanley Padgett             President                           /s/ H. Stanley Padgett, President
                                                                       --------------------------------------------

    Hugh D. Bennett                Vice President-Finance              /s/ Hugh D. Bennett, Vice President-Finance
                                                                       --------------------------------------------

    Michael W. Zima                Corporate Controller                /s/ Michael W. Zima, Corporate Controller
                                                                       --------------------------------------------

    W. Glenn Henderson             Accounting Manager                  /s/ W. Glenn Henderson, Accounting Manager
                                                                       --------------------------------------------



    IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this 27th day of March 1996.





                                          /s/ Sue Pettit, Asst. Sec.
                                          -------------------------------------
                                          SUE PETTIT, Assistant Secretary



[Corporate Seal]

                                  EXHIBIT "A"




           WHEREAS, the Corporation desires to amend its Amended and Restated Credit Agreement with the First National Bank of Boston, First Union National Bank of Georgia, N.A. and Wachovia Bank of Georgia N.A. (the "Banks") dated as of June 20, 1995, as amended as of June 20, 1995 and November 3, 1995 (the "Credit Agreement").

           NOW THEREFORE, BE IT RESOLVED THAT, the Corporation is authorized to enter into a Third Amendment to the Credit Agreement to amend certain of the financial covenants contained in Section 9 thereof in such form and substance as determined appropriate by the President and the Vice President - Finance of the Corporation in their respective sole discretion, which approval shall be conclusively evidenced by the execution of said Third Amendment by either such officer, and to affirm certain representations, warranties, covenants and agreements contained therein.

           RESOLVED FURTHER THAT, the President and Vice President - Finance and the Secretary or Assistant Secretary of the Company are authorized and empowered in the name of and on behalf of the Company to execute, seal and deliver to the Banks the Third Amendment to the Credit Agreement and such other instruments, certificates, and documents as may be requested by the Banks and agreed upon by said officers, the execution, sealing, acknowledgment and delivery of which shall be conclusive evidence of such agreement.

           RESOLVED FURTHER THAT, the Secretary and Assistant Secretary of the Corporation be and they are hereby authorized and directed to certify to the Banks a copy of these resolutions and the incumbency of the officers specified herein and that the Banks may consider such officers to continue in office and these resolutions to remain in full force and effect until written notice to the contrary shall be received by an officer of the Banks.